                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




                                                   /s/ R. L. Waltrip
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 1995.




                                                  /s/ Anthony L. Coelho
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of March, 1995.




                                                  /s/ Douglas M. Conway
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




                                                  /s/ Jack Finkelstein
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of March, 1995.




                                                   /s/ A. J. Foyt, Jr.
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of March, 1995.




                                                 /s/ James J. Gavin, Jr.
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of March, 1995.




                                                   /s/ James H. Greer
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 1995.




                                               /s/ L. William Heiligbrodt
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of March, 1995.




                                                   /s/ B. D. Hunter
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of March, 1995.




                                                 /s/ John W. Mecom, Jr.
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 1995.




                                                /s/ Clifton H. Morris, Jr.
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




                                                  /s/ Samuel W. Rizzo
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of March, 1995.




                                                 /s/ E. H. Thornton, Jr.
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of March, 1995.




                                                  /s/ W. Blair Waltrip
                                             --------------------------------

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director or both, of Service Corporation International, a Texas corporation (the "Company"), does hereby constitute and appoint George R. Champagne and James M. Shelger their true and lawful attorneys and agents (each with authority to act alone), with power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year of the Company ending December 31, 1994 or to any amendments thereto filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Report or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of March, 1995.




                                                 /s/ Edward E. Williams
                                             --------------------------------